UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009 (December 18, 2009)

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On December 17, 2009, Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), entered into a Placement Agent Agreement (the “Placement Agreement”) with Ladenburg Thalmann & Co. Inc. as placement agent (the “Placement Agent”), dated as of December 17, 2009, relating to the issuance and sale to the Investors (as defined below) pursuant to a registered direct offering (the “Offering”) of up to 3,747,558  units (the “Units”), consisting of (i) 3,747,558 shares of our common stock, (ii) warrants to purchase an aggregate of up to 1,873,779 shares of our common stock (and the shares of common stock issuable from time to time upon exercise of such warrants) (the “Series A Warrants”) and (iii) warrants to purchase an aggregate of up to 1,873,779 shares of our common stock (and the shares of common stock issuable from time to time upon exercise of such warrants) (the “Series B Warrants,” and collectively with the Series A Warrants, the “Investor Warrants”).  A copy of the Placement Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Placement Agent, acting on a best efforts basis, for the Offering will receive a placement fee equal to 6.5% of the gross cash proceeds to the Company from the Offering of the Units (excluding any consideration that may be paid in the future upon exercise of the Warrants), a warrant to purchase up to an aggregate of 74,951 shares of the Common Stock at $2.50 per share and up to $30,000 in out-of-pocket accountable expenses.  The warrant issuable to the Placement Agent has the same terms and conditions as the Investor Warrants except that the exercise price is 125% of the public offering price per share and the expiration date would be five years from the effective date of the Registration Statement (as defined below).  The Placement Agent has no commitment to purchase any of the Units and is acting only as an agent in obtaining indications of interest for the Units from Investors who will purchase the Units directly from the Company.  The Placement Agreement requires the Company to indemnify the Placement Agent and certain of its affiliates against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, or to contribute to payments the Placement Agent may be required to make because of any of such liabilities.

In connection with the Offering, following execution of the Placement Agreement on December 17, 2009, the Company also entered into a definitive securities purchase agreement (the “Purchase Agreement”), dated as of December 17, 2009, with 33 investors set forth on the signature pages thereto (collectively, the “Investors”) with respect to the Offering of the Units, whereby, on an aggregate basis, the Investors agreed to purchase 3,747,558 Units for a negotiated purchase price of $2.00 per Unit.  Each Unit consists of one share of our common stock, one Series A Warrant exercisable for 0.5 of a share of our common stock and one Series B Warrant exercisable for 0.5 of a share of our common stock.  Units will not be issued or certificated. The shares of our common stock and the Warrants will be issued separately.  The Series A Warrants will be exercisable during the period beginning one hundred eighty (180) days after the date of issue and ending on the fifth (5th) anniversary of the date of issue.  The Series B Warrants will be exercisable during the period beginning one hundred eighty (180) days after the date of issue and ending on the eighteen (18) month anniversary of the date of issue.  The Investor Warrants have a per share exercise price of $2.45.

Our obligation to issue and sell Units to Investors is subject to certain conditions precedent as set forth in the Purchase Agreement, which may be waived by us in our discretion. An Investor’s obligation to purchase Units is subject to certain conditions precedent as set forth in the Purchase Agreement, including the absence of any material adverse change in our business and the receipt of certain opinions, letters and certificates from our counsel, our independent auditors and us as well as other conditions precedent customary for transactions of this type.

A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The form of Investor Warrants to be issued to the Investors of Units in connection with the Offering is attached to the Securities Purchase Agreement as Exhibit A thereto, is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The closing of the Offering is expected to take place on or about December 22, 2009, subject to the satisfaction of customary closing conditions. Net proceeds from the Offering are estimated to be approximately $6.9 million after deducting placement agent fees and estimated offering expenses payable by the Company.

The Units were registered under, and the Company is making the offer and sale of the Units pursuant to, an existing shelf registration statement on Form S-3 (Registration No. 333-162374) which was declared effective by the Securities and Exchange Commission (the “SEC”) on November 5, 2009 and a prospectus supplement, describing the terms of the Offering, which was delivered to the Investors on December 17, 2009 and filed with the SEC on December 18, 2009. A copy of the opinion of Paul, Hastings, Janofsky & Walker LLP relating to the legality of the issuance and sale of the Units in the offering is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the material terms of the Placement Agreement, the Purchase Agreement and Investors Warrants does not purport to be a complete description of the rights and obligations of the parties under such agreements and is qualified in its entirety by reference to the respective exhibits attached to this Current Report on Form 8-K.

Item 8.01 Other Events.

On December 17, 2009, the Company issued a press release that details the Offering, including the pricing of its offer and sale of the Units. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
1.1	Placement Agent Agreement, dated December 17, 2009, by and between the Company and Ladenburg Thalmann & Co. Inc.	X
4.1	Form of Investor Warrants (included in Exhibit 10.1 (Exhibit A thereto))	X
5.1	Opinion of Paul, Hastings, Janofsky & Walker LLP	X
10.1	Securities Purchase Agreement, dated December 17, 2009, by and between the Company and the investors signatories thereto	X
23.1	Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 5.1)	X
99.1	Press release issued by the Company dated as of December 17, 2009	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: December 18, 2009		By: /s/ Kim R. Tsuchimoto
	Name: Title:	Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
1.1	Placement Agent Agreement, dated December 17, 2009, by and between the Company and Ladenburg Thalmann & Co. Inc.	X
4.1	Form of Investor Warrants (included in Exhibit 10.1 (Exhibit A thereto))	X
5.1	Opinion of Paul, Hastings, Janofsky & Walker LLP	X
10.1	Securities Purchase Agreement, dated December 17, 2009, by and between the Company and the investors signatories thereto	X
23.1	Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 5.1)	X
99.1	Press release issued by the Company dated as of December 17, 2009	X